SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the Registrant
Check the appropriate box:
 |X| Preliminary proxy statement
 |_| Confidential, for Use of the Commission
 |_| Definitive proxy statement only (as permitted by Rule 14a-6(e)(2)) |_| Definitive additional materials
 |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         ATLANTIC PHARMACEUTICALS, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):
 |X| No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement no.:

(3)   Filing party:

(4)   Date filed:

                         Atlantic Pharmaceuticals, Inc.
                             1017 Main Campus Drive
                                   Suite 3900
                          Raleigh, North Carolina 27606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 23, 1999

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Atlantic Pharmaceuticals, Inc. ("Atlantic"), which will be held at noon Eastern Daylight Time on Thursday, September 23, 1999, at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, New York, New York 10022.

      At the Annual Meeting, certain proposals will be voted upon by the holders of Atlantic's common and preferred stock. These proposals are described in the enclosed Proxy Statement. Atlantic's Board of Directors has unanimously approved each of these proposals and recommends that you vote in favor of each of them.

      You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon at the Annual Meeting, and complete, sign, date, and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses or you own more than one class of stock of Atlantic, each proxy should be returned to ensure that all your shares will be voted. If you hold your shares of Atlantic in street name and decide to attend the Annual Meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of Atlantic shares and submit the enclosed proxy card and then vote by ballot at the Annual Meeting, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

      A letter from Atlantic's President and a copy of Atlantic's 1998 Annual Report on Form 10-KSB are also enclosed.

      We look forward to seeing you at the Annual Meeting.

                                                    Sincerely,

                                                    [insert signature]

                                                    A. Joseph Rudick, M.D.
                                                    President
Raleigh, North Carolina
August __, 1999

                         ATLANTIC PHARMACEUTICALS, INC.
                       1017 MAIN CAMPUS DRIVE, SUITE 3900
                          RALEIGH, NORTH CAROLINA 27606

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 1999

General Information for Stockholders

      The enclosed proxy Card ("Proxy") is solicited on behalf of the Board of Directors of Atlantic Pharmaceuticals, Inc., a Delaware corporation ("Atlantic"), for use at the 1999 annual meeting of stockholders (the "Annual Meeting") to be held at noon Eastern Daylight time on Thursday, September 23, 1999, at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, New York, New York 10022, and at any adjournment.

      This Proxy Statement and the Proxy were first mailed to the stockholders entitled to vote at the Annual Meeting on or about August __, 1999.

Record Date and Voting

      The specific proposals to be considered and acted upon at the Annual Meeting are described in detail in this Proxy Statement. Stockholders of record at the close of business on August 6, 1999 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, there were outstanding and entitled to vote 4,774,121 shares of Atlantic's common stock, par value $0.001 per share (the "Common Stock"), and 622,942 shares of Atlantic's Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"). Each holder of Common Stock is entitled to one vote for each share of Common Stock held by that stockholder on the record date. Each holder of Series A Preferred Stock is entitled to one vote for each share of Common Stock into which that holder's shares of Series A Preferred were convertible as of the record date. As of the record date, each share of Series A Preferred Stock was convertible into 3.27 shares of shares of Common Stock and, therefore, as a class the Series A Preferred Stock is entitled to an aggregate of 2,037,020 votes. At the Annual Meeting, all holders of shares of Common Stock and Series A Preferred Stock will be asked to vote on proposals 1, 2, 3, and 4. In addition, pursuant to the Delaware General Corporation Law, the holders of shares of Series A Preferred Stock will also vote as a separate class with respect to proposal 3. In other words, the vote of holders of shares of Series A Preferred Stock will be considered twice on proposal 3, once with the Common Stock and once as a class unto themselves. Stockholders may not cumulate votes in the election of directors.

      A majority of the votes cast by the holders of both Common Stock and Series A Preferred Stock, voting together, is required in order to approve each of proposals 1, 2 and 3. In addition, the affirmative vote of at least 66.67% of all outstanding shares of Series A Preferred Stock, voting separately as a class, is required in order for proposal 3 to be adopted.

      If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted in favor of the election of each of the directors proposed by the Board and in favor of the approval of proposals 2, 3, and 4 described in the Notice of Annual Meeting and in this Proxy Statement.

      Abstentions and broker non-votes (that is, a Proxy submitted by a broker or nominee that specifically indicates the lack of discretionary authority to vote on the proposals) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

      Please complete, date, sign and return the enclosed Proxy in the accompanying postage-prepaid, return envelope as soon as possible, so that if you are unable to attend the Annual Meeting, your shares may be voted.

Revocability of Proxies

        Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to its exercise. A stockholder of record may revoke a Proxy by filing with the Secretary of Atlantic at its principal executive offices at 1017 Main Campus Drive, Suite 3900, Raleigh, North Carolina 27606 a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting that stockholder's shares in person. Anyone who holds Atlantic shares in street name may revoke their Proxy by contacting their broker to obtain a legal ballot and filing that ballot bearing a later date with the Secretary of Atlantic at its principal executive offices or by attending the Annual Meeting and voting that legal ballot in person.

Solicitation

        Atlantic will bear the entire cost of solicitation, including preparing, assembling, printing and mailing the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to any brokerage house, fiduciary or custodian holding shares in its name that are beneficially owned by others, so that they may forward the solicitation materials to the beneficial owners. To assure that a quorum is present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of Atlantic to solicit Proxies by telephone, facsimile, or other means, or in person. Atlantic will not compensate those individuals for any such services. Atlantic does not presently intend to solicit Proxies other than by mail.

        Atlantic's Annual Report on Form 10-KSB for the year ended December 31, 1998 (the "Form 10-KSB") have been mailed with the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-KSB is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                        PROPOSAL 1: ELECTION OF DIRECTORS

      At the Annual Meeting, a Board of Directors consisting of four directors will be elected to serve for one year and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Board has selected four nominees, all of whom are current directors of Atlantic. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them in favor of the nominees named below. Holders of shares of Common Stock and holders of shares of Series A Preferred Stock vote together as a class for the election of directors. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable to or will decline to serve as a director.

      The Board recommends that stockholders vote in favor of the election of each of the following nominees to serve as directors of Atlantic until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

Information With Respect to Nominees

      Set forth below is information regarding the nominees.

NAME OF NOMINEE                     AGE    POSITION               DIRECTOR SINCE

A. Joseph Rudick, M.D.              41     Director and President       1999

Yuichi Iwaki, M.D., Ph.D.           49     Director                     1996

Steve H. Kanzer, C.P.A., Esq.       35     Director                     1993

Frederic P. Zotos, Esq.             33     Director                     1999


Business Experience of Nominees

      A. JOSEPH RUDICK, M.D. is the President of Atlantic and a founder of Atlantic and two of its majority-owned subsidiaries, Optex Ophthalmologics, Inc. ("Optex") and Channel Therapeutics, Inc. ("Channel"). Dr. Rudick served as a business consultant to Atlantic from January 1997 until November 1998. From November 1994 until December 1998, Dr. Rudick was a Vice President of Paramount. Since 1988, he has been a Partner of Associate Ophthalmologists P.C., a private ophthalmology practice located in New York, and since 1993 has served as a director of Healthdesk Corporation, a publicly-traded medical information company. Dr. Rudick earned a B.A. in Chemistry from Williams College in 1979 and an M.D. from the University of Pennsylvania in 1983. He is acting as a consultant to Optex pursuant to a Consulting Agreement dated as of May 18, 1999.

      YUICHI IWAKI, M.D., Ph.D., has served as a director of Atlantic since August 1996. He has been a Director of the Transplantation Immunology and Immunogenetics Laboratory in the Department of Urology at the University of Southern California and a Professor of Urology and Pathology at the University of Southern California School of Medicine since 1992. Prior to that, Dr. Iwaki held various academic appointments at the University of Southern California School of Medicine, the University of Pittsburgh, the University of California at Los Angeles, Sapporo Medical School and Nihon University School of Medicine. Dr. Iwaki, who received his M.D. and Ph.D. from Sapporo Medical School in Japan, also serves as a director of Avigen, Inc., a publicly-traded biotechnology company, and of a second, privately-held, company.

      STEVE H. KANZER, C.P.A., Esq., has served as a director of Atlantic since its inception in 1993. Since December 1997, Mr. Kanzer has been President, Chief Executive Officer and a member of the board of directors of the Institute for Drug Research, Inc., a private 200-employee pharmaceutical research and development company with offices in Budapest, Hungary, and in New York. From 1992 until December 1998, Mr. Kanzer was a founder and Senior Managing Director of Paramount Capital, Inc. ("Paramount"), an investment bank specializing in the biotechnology and biopharmaceutical industries, and Senior Managing Director--Head of Venture Capital of Paramount Capital Investments, LLC ("Paramount Investments"), a biotechnology and biopharmaceutical venture capital and merchant banking firm that is associated with Paramount. From 1993 until June 1998, Mr. Kanzer was a founder and a member of the Board of Directors of Boston Life Sciences, Inc., a publicly-traded pharmaceutical research and development company. Mr. Kanzer is a founder and Chairman of the Board of Discovery Laboratories, Inc., and a member of the Board of Directors of Endorex Corp., two publicly-traded pharmaceutical research and development companies. He is also a founder and member of the board of directors and has been a Chairman and Interim President of several private pharmaceutical research and development companies. Prior to joining Paramount, Mr. Kanzer was an attorney with Skadden, Arps, Slate, Meagher & Flom LLP in New York, New York from September 1988 to October 1991. He received his J.D. from New York University School of Law and a B.B.A. in Accounting from Baruch College.

      FREDERIC P. ZOTOS, Esq., is an independent patent attorney and technology licensing consultant. From December 1996 until September 1998, Mr. Zotos was Assistant to the President and Patent Counsel of Competitive Technologies, Inc., a publicly-traded technology licensing agency located in Fairfield, Connecticut. From July 1994 until November 1996, Mr. Zotos was a General Associate of Pepe & Hazard, an intellectual property and corporate law firm located in Hartford, Connecticut. He is Co-Chair of the Fairfield-Westchester Chapter of the Licensing Executive Society ("LES") and a member of the Valuation and Taxation Committee of LES. Mr. Zotos is a registered patent attorney with the United States Patent and Trademark Office. He earned a B.S. in Mechanical Engineering from Northeastern University in 1987 and a joint J.D. and M.B.A. degree from Northeastern University in 1993.

Number of Directors; Relationships

      Atlantic's Bylaws authorize the Board to fix the number of directors serving on the Board. Since May 28, 1999, the number of directors has been fixed at four. Each director holds office until the annual meeting of stockholders following the initial election or appointment of that director and until that director's successor has been duly elected and qualified, or until that director's earlier resignation or removal. Officers are appointed to serve at the discretion of the Board.

      There are no family relationships among the executive officers or directors of Atlantic.

Board Meetings and Committees

      The Board held 10 meetings during the 1998 fiscal year. Each of the directors participated in or attended at least 75% of the aggregate number of meetings held during the period that such director was a member of the Board.

      The Board has an Audit Committee and a Compensation Committee, but not a standing Nominating Committee. The Audit Committee, which is currently composed of Dr. Rudick and Dr. Iwaki, reviews the professional services provided by Atlantic's independent auditors and monitors the scope and results of the annual audit; reviews proposed changes in Atlantic's financial and accounting standards and principles; reviews Atlantic's policies and procedures with respect to its internal accounting, auditing and financial controls; makes recommendations to the Board on the engagement of the independent auditors and addresses other matters that may come before it or as directed by the Board of Directors. The Audit Committee did not hold any meetings during the 1998 fiscal year.

      The Compensation Committee, which is currently composed of Mr. Zotos and Mr. Kanzer, sets the compensation for certain of Atlantic's personnel and administers Atlantic's 1995 Stock Option Plan, as amended and restated (the "1995 Stock Option Plan"). The Compensation Committee held three meetings during the 1998 fiscal year.

Director Compensation

      Non-employee Board members are eligible to participate in an automatic stock option grant program pursuant to the 1995 Stock Option Plan. Non-employee directors are granted an option for 10,000 shares of Common Stock upon their initial election or appointment to the Board and an option for 2,000 shares of Common Stock on the date of each annual meeting of Atlantic for those non-employee directors continuing to serve after that meeting. Pursuant to the automatic stock option grant program, Atlantic granted the following options, each with an exercise price equal to the fair market value of the Common Stock on the date of the grant: to each of Drs. Iwaki and Fildes and Mr. Kanzer on August 28, 1998, an option for 2,000 shares of Common Stock at an exercise price of $2.313 per share; to Mr. Cleary on December 17, 1998, an option for 10,000 shares of Common Stock at an exercise price of $1.656 per share; to each of Dr. Rudick and Mr. Zotos on May 18, 1999, an option for 10,000 shares of Common Stock at an exercise price of $1.25 per share.

      Board members are reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board and of Committees of the Board.

      Each employee of Atlantic who is also a director of Atlantic does not receive any additional compensation for his service on the Board. Currently, none of the nominees to the Board is an Atlantic employee.

      Dr. Rudick has entered into a consulting agreement dated as of May 18, 1999, with Optex pursuant to which he receives $6,000 a month in compensation. In June 1999, Mr. Zotos performed consulting services for Channel and may do so from time to time in the future.

                      PROPOSAL 2: RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

      The Board has appointed the firm of KPMG Peat Marwick LLP, independent auditors, to audit the financial statements of Atlantic for the year ending December 31, 1999, and is asking the stockholders to ratify this appointment. KPMG Peat Marwick LLP began annually auditing Atlantic's financial statements in December 1995.

      In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board feels that such a change would be in the best interests of Atlantic and its stockholders. The affirmative vote of the holders of a majority of the shares of Common Stock and shares of Series A Preferred Stock, voting together as a class, present or represented by Proxy at the Annual Meeting and entitled to vote is required to ratify the selection of KPMG Peat Marwick LLP.

      The Board recommends that stockholders vote in favor of the ratification of the selection of KPMG Peat Marwick LLP to serve as Atlantic's independent auditors for the year ending December 31, 1999.

                            PROPOSAL 3: AMENDMENT OF
                          CERTIFICATE OF INCORPORATION

      This proposal would amend clause (vii) of Section 6(b) of the Certificate of Designations of the Series A Preferred Stock (the "Certificate of Designations"), thereby amending Atlantic's Certificate of Incorporation.

      Section 6(b) of the Certificate of Designations currently provides that, for so long as 50% of the shares of Series A Preferred Stock are outstanding, the affirmative vote or consent of the holders of at least 66.67% of all outstanding shares of Series A Preferred Stock voting separately as a class shall be necessary to permit, effect or validate a number of corporate actions, including, as stated in clause (vii), "the approval of any transactions between the Corporation and its affiliates (other than transactions between the Corporation and its subsidiaries in the ordinary course of business)." The complete text of Section 6(b) is attached as Exhibit A.

      Atlantic proposes that clause (vii) of Section 6(b) of the Certificate of Designations be amended to read as follows: "the approval of any transactions between the Corporation and its affiliates (other than (A) transactions between the Corporation and its subsidiaries in the ordinary course of business and (B) transactions between the Corporation and its directors and executive officers)."

      Atlantic is proposing this amendment because it finds it difficult to conduct business effectively as a result of clause (vii). Because the definition of "affiliates" could include the company's present or future directors and executive officers, and because the restriction includes "any transaction," the holders of shares of Series A Preferred Stock have a de facto veto power over Atlantic's ability to enter into employment, indemnification, and consulting agreements and to establish compensation and bonus arrangements for such persons, among other fundamental corporate actions. It would be expensive and time-consuming for Atlantic to repeatedly solicit the approval of a large number of holders of shares of Series A Preferred Stock, of whom there were 121 on the record date.

      Furthermore, the requirement that approval be by 66.67% of all outstanding shares of Series A Preferred Stock, rather than by 66.67% of those shares that are voted, is onerous. If any holders of shares of Series A Preferred Stock do not vote on a proposal regarding affiliate transactions, adoption of that proposal would require the affirmative vote of more than 66.67% of those shares actually voted, perhaps significantly more, depending on the number of shares that are not voted. This could constitute an insurmountable obstacle to adoption of such proposals, which could in turn force Atlantic to forego desirable corporate opportunities and adversely affect its ability to recruit and retain qualified management personnel.

      If proposal 3 is adopted, Atlantic would promptly file with the Delaware Secretary of State a certificate amending appropriately clause (vii) of Section 6(b) the Certificate of Designations.

      Adoption of proposal 3 would give Atlantic greater freedom to enter into agreements with directors and executive officers, while leaving otherwise intact the significant protection afforded holders of Series A Preferred Stock in the Certificate of Designations. Furthermore, Atlantic would remain subject to all applicable laws governing transactions with directors and executive officers. For example, members of the Board must, under Delaware law, scrupulously observe their duties of care and of loyalty to Atlantic and its stockholders. More specifically, Delaware law requires that directors with an interest in a particular corporate transaction fully disclose that interest to the other members of the Board and abstain from voting in favor of the transaction. Further, directors who engage inappropriately in interested transactions with Atlantic are subject to legal action by stockholders and may also subject the company to liability. Consequently, Atlantic believes that its stockholders will remain adequately protected from potentially self-serving transactions.

      For these reasons, the Board recommends that you consent to proposal 3.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

      Certain information regarding the sole executive officer other than Dr. A. Joseph Rudick is set forth below (information concerning Atlantic's directors is contained in proposal 1):

NAME                  AGE      POSITION

Shimshon Mizrachi     45       Chief Financial Officer, Treasurer and Secretary


      SHIMSHON MIZRACHI assumed the position of Controller in November 1995 and was promoted to Chief Financial Officer, Treasurer and Assistant Secretary in September 1997. He was appointed Secretary in 1999. Since November 1995, Mr. Mizrachi also has served as Controller of each of Atlantic's subsidiaries, Optex, Gemini and Channel. From April 1994 to November 1995, Mr. Mizrachi served as Assistant Manager for Caldor Corp., a regional retail company. From 1987 to April 1994, Mr. Mizrachi held management positions of increasing responsibility for MidIsland Department Stores, a regional retail company. Mr. Mizrachi is a Certified Public Accountant. He received his B.A. from Tel Aviv University, his M.B.A. from Adelphi University and his second B.A. from Queens College in New York.

Compensation of Executive Officers

      The following table sets forth the compensation earned, for services rendered in all capacities to Atlantic, for the last three fiscal years, by Atlantic's Chief Executive Officer and the three other highest paid executive officers serving as such at the end of 1998 whose compensation for that fiscal year was in excess of $100,000. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer of Atlantic received compensation in excess of $100,000 during fiscal year 1998. No executive officer who would otherwise have been included in such table on the basis of 1998 salary and bonus resigned or terminated employment during the year.

                           SUMMARY COMPENSATION TABLE


-------------------------------------------------------------------------------------------------------------------
                                                                                                   Long-Term
                                                                                                 Compensation
   Name and Principal Position                             Annual Compensation                      Awards
                                 ----------------------------------------------------------------------------------
                                                                                                  Securities
                                                                             Other Annual         Underlying
                                    Year     Salary($)(1)    Bonus($)      Compensation ($)     Options/SARS(#)
-------------------------------------------------------------------------------------------------------------------
Robert A. Fildes, Ph.D (2)          1998           63,500        0                0                 77,000
  Interim President and             1997             0           0                0                 10,000
  Chief Executive Officer


John D. Lindjord (3)                1998          256,554     35,000            9,500                  0
  President and Chief               1997          225,000        0              9,500               40,000
  Executive Officer                 1996          195,833     62,500              --                60,000
Stephen R. Miller, M.D.(4)
  Senior Vice President,            1998          163,833     20,000            9,500               20,000
  Chief Scientific and              1997          164,200        0              9,500               30,000
  Medical  Officer                  1996          145,175     20,000              --               100,000
Margaret A. Schalk(4)
  Vice President, Investor          1998          128,933     17,000            8,584               20,000
  Relations and                     1997          115,000        0              6,785               25,000
  Project Management                1996          104,375     15,000              --                90,000
Shimshon Mizrachi
  Chief Financial Officer,          1998          146,667     15,000            9,500               20,000
 Treasurer and                      1997          122,000        0              5,900               20,000
  Assistant Secretary               1996           91,250     10,000              --                50,000
-------------------------------------------------------------------------------------------------------------------

(1) Does not include amounts deferred under Atlantic's SAR-SEP retirement plan pursuant to payroll deductions and matching contributions of Atlantic.
(2) Dr. Fildes acted as interim President and CEO from July 10 to December 31, 1998. He received $63,500.00 as salary as well as 75,000 options at an exercise price of $3.25 per share. In addition he received 2,000 options on August 28, 1998 as an automatic grant for serving as a Director of Atlantic at an exercise price of $2.31 per share.
(3) Effective July 7, 1998, Mr. Lindjord resigned as Atlantic's CEO and as a member of the Board of Directors and from all officer and director positions held with Atlantic's subsidiaries. Atlantic agreed to continue paying him his salary for a year after his resignation.
(4) Stephen R. Miller, M.D. and Margaret A. Schalk ceased being employees of Atlantic effective July 1, 1999.

Options and Stock Appreciation Rights

      The following table contains information concerning the grant of stock options under Atlantic's 1995 Stock Option Plan to the Named Officers during the 1998 fiscal year. Except as described in footnote (1) below, no stock appreciation rights were granted during the 1998 fiscal year.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

==========================================================================================================

                                           Individual Grants
----------------------------------------------------------------------------------------------------------
                                    Number of         % of Underlying
                                    Securities         Options/SARs
                                    Underlying            Granted           Exercise
                                  Options/ SARS       to Employees in         Price         Expiration
            Name                  Granted (#)(1)      Fiscal Year (2)     ($/Share)(3)         Date
----------------------------------------------------------------------------------------------------------
Robert A. Fildes, Ph.D.               75,000                54%               $3.25          03/12/08
                                       2,000                1%                $2.31          08/27/08
Stephen R. Miller, M.D.               20,000                15%               $3.25          03/12/08
Margaret A. Schalk                    20,000                15%               $3.25          03/12/08
Shimshon Mizrachi                     20,000                15%               $3.25          03/12/08
==========================================================================================================

-----------------

(1) Each option has a maximum term of seven years, subject to earlier termination in the event of the optionee's cessation of service with Atlantic. The grant date for the option grant of 2,000 shares to Dr. Fildes was August 28, 1998 and the grant date for the remaining options was August 7, 1998. Except for the grants to Dr. Fildes, each option becomes exercisable as follows: one-third of the shares underlying the option vest on August 7, 1999 and the remainder of the shares underlying the option vest in 24 equal monthly installments commencing September 7, 1999. Dr. Miller and Ms. Schalk's employment with Atlantic terminated effective July 1, 1999, and consequently their options did not vest. Dr. Fildes' option for 75,000 shares becomes exercisable in a series of 36 equal monthly installments commencing September 7, 1998. Each option will become immediately exercisable in full upon an acquisition of Atlantic by merger or asset sale, unless the option is assumed by the successor entity. Each option includes a limited stock appreciation right pursuant to which the optionee may surrender the option, to the extent exercisable for vested shares, upon the successful completion of a hostile tender for securities possessing more than 50% of the combined voting power of Atlantic's outstanding voting securities. In return for the surrendered option, the optionee will receive a cash distribution per surrendered option share equal to the excess of (i) the highest price paid per share of Common Stock in such hostile tender offer over
        (ii) the exercise price payable per share under the cancelled option.

(2) Calculated based on total option grants to employees of 137,000 shares of Common Stock during the 1998 fiscal year.

(3) The exercise price may be paid in cash or in shares of Common Stock (valued at fair market value on the exercise date) or through a cashless exercise procedure involving a same-day sale of the purchased shares. Atlantic may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such tax liability.

Option Exercises and Holdings

      The following table provides information with respect to the Named Officers concerning the exercisability of options during fiscal year 1998 and unexercisable options held as of the end of fiscal year 1998. No stock appreciation rights were exercised during such fiscal year, and, except for the limited rights described in footnote (1) to the preceding table, no stock appreciation rights were outstanding at the end of that fiscal year.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR ("FY")
                            AND FY-END OPTION VALUES

================================================================================================
                                                                 Value of Unexercised In-the-
                              No of Securities Underlying        Money Options/SARs at FY-End
                           Unexercised Options/SARs at FY-End   (Market price of shares at FY-
          Name                            (#)                   End less exercise price) ($)(1)
                         -----------------------------------------------------------------------
                             Exercisable       Unexercisable      Exercisable    Unexercisable
------------------------------------------------------------------------------------------------
Robert A. Fildes, Ph.D.           20,333             66,667            0               0
------------------------------------------------------------------------------------------------
John D. Lindjord                 210,000                  0            0               0
------------------------------------------------------------------------------------------------
Stephen R. Miller, M.D.          119,969             69,980            0               0
------------------------------------------------------------------------------------------------
Margaret A. Schalk                99,979             61,660            0               0
------------------------------------------------------------------------------------------------
Shimshon Mizrachi                 47,500             42,500            0               0
================================================================================================

(1) Equal to the excess of the fair market value of the purchased shares at the time of the option exercise over the exercise price paid for those shares.

Long Term Incentive Plan Awards

      No long term incentive plan awards were made to a Named Officer during the last fiscal year.

Employment Contracts and Termination of Employment and Change of Control Agreements

      Effective August 1, 1995, Mr. Lindjord became Chief Executive Officer and President of Atlantic and of each of the subsidiaries of Atlantic pursuant to a letter agreement dated July 7, 1995; he resigned those positions effective July 7, 1998. Pursuant to that agreement, Atlantic agreed to pay Mr. Lindjord an annual salary of $175,000 payable semi-monthly, in addition to a $25,000 discretionary bonus payable at the end of Mr. Lindjord's first year of employment with Atlantic. The agreement also provided that in the event that Atlantic terminates Mr. Lindjord's employment without cause, Atlantic is obligated to continue to pay his salary for one year, subject to Mr. Lindjord's duty to mitigate damages by seeking alternative employment. Atlantic agreed to continue paying Mr. Lindjord his salary for a year after his resignation on July 7, 1998. Further, pursuant to Agreement and under the 1995 Stock Option Plan, Atlantic issued to Mr. Lindjord options to purchase 180,000 shares of Common Stock exercisable at a weighted average exercise price of $2.58 per share. Furthermore, Mr. Lindjord and his dependents were eligible to receive paid medical and long-term disability insurance and such other health benefits as Atlantic made available to its other senior officers and directors.

      Effective September 19, 1995, Dr. Miller became Vice President, Chief Medical Officer of Atlantic and of each of Atlantic's subsidiaries. Pursuant to a letter agreement dated September 19, 1995, Atlantic agreed to pay Ms. Schalk an annual salary of $145,000, and agreed that in the event Atlantic were to terminate him without cause, Atlantic would continue to pay his salary for nine months, subject to Dr. Miller's duty to mitigate damages by seeking alternative employment. In addition, Atlantic issued Dr. Miller under the 1995 Stock Option Plan an option to purchase 39,959 shares of Atlantic's Common Stock at an exercise price of $3.75 per share. Finally, Dr. Miller and his dependents were eligible to receive paid medical and long-term disability insurance and such other health benefits as Atlantic made available to its other senior officers and directors. Dr. Miller ceased being an employee of Atlantic effective July 1, 1999. It is Atlantic's position that Dr. Miller's termination was voluntary, and that consequently Atlantic is not required to continue to pay Dr. Miller's salary for nine months. On July 12, 1999, Dr. Miller filed suit in Wake County Superior Court, North Carolina, claiming, among other things, that Atlantic is required to do so.

      Effective September 19, 1995, Ms. Schalk became Senior Director, Project Management of Atlantic and of each of Atlantic's subsidiaries. Pursuant to a letter agreement dated September 19, 1995, Atlantic agreed to pay Dr. Miller an annual salary of $100,000 and to reimburse her for up to $8,000 of relocation expenses, and also agreed that in the event Atlantic were to terminate her without cause, Atlantic would continue to pay her salary for nine months, subject to Ms. Schalk's duty to mitigate damages by seeking alternative employment. In addition, Atlantic issued Ms. Schalk under the 1995 Stock Option Plan an option to purchase 26,639 shares of Atlantic's Common Stock at an exercise price of $3.75 per share. Finally, Ms. Schalk and her dependents will be eligible to receive paid medical and long-term disability insurance and such other health benefits as Atlantic made available to its other senior officers and directors. Ms. Schalk ceased being an employee of Atlantic effective July 1, 1999. It is Atlantic's position that Ms. Schalk's termination was voluntary, and that consequently Atlantic is not required to continue to pay Ms. Schalk's salary for nine months. On July 12, 1999, Ms. Schalk filed suit in Wake County Superior Court, North Carolina, claiming, among other things, that Atlantic is required to do so.

      Effective November 15, 1995, Mr. Mizrachi became Controller of Atlantic and of each of Atlantic's subsidiaries. Pursuant to a letter agreement dated November 6, 1995, Atlantic agreed to pay Mr. Mizrachi an annual salary of $90,000 and to reimburse Mr. Mizrachi for up to $8,000 of relocation expenses, and also agreed that in the event Atlantic were to terminate Mr. Mizrachi's employment without cause, Atlantic would continue to pay his salary for six months, subject to Mr. Mizrachi's duty to mitigate damages by seeking alternative employment. Finally, Mr. Mizrachi and his dependents will be eligible to receive paid medical and long-term disability insurance and such other health benefits as Atlantic makes available to its other senior officers and directors.

      The Compensation Committee has the discretion under the 1995 Stock Option Plan to accelerate options granted to the Named Officers in connection with a change in control of Atlantic or upon the subsequent termination of the officer's employment following the change of control.

Change of Control Transactions

      Atlantic is not aware of any transactions resulting in a change of control during fiscal year 1997.

Certain Relationships and Related Transactions

      Atlantic's Restated Certificate of Incorporation and Bylaws provide for indemnification of directors, officers and other agents of Atlantic. At the 1997 Annual Meeting of the Stockholders of Atlantic, the stockholders approved Atlantic entering into an indemnification agreement with each of its directors and executive officers. Accordingly, Atlantic has entered into an indemnification agreement with each of its directors and executive officers.

      Prior to a private financing consummated in September 1995, Atlantic's operations had been financed primarily through loans provided by Lindsay A. Rosenwald, M.D., a principal stockholder and former director of Atlantic, and VentureTek, L.P. ("VentureTek"), a principal stockholder of Atlantic. These loans were advanced during the period from July 25, 1993 to June 30, 1995. The principal amount of those loans, together with the interest thereon through June 30, 1995, was $1,085,027 to Dr. Rosenwald and $1,357,277 to VentureTek (that indebtedness, including accrued interest through June 30, 1995, is collectively referred to as the "Stockholder Loans"). On December 31, 1995, the Stockholder Loans were converted into an aggregate of 785,234 shares of Common Stock.

      In addition to the Stockholder Loans, VentureTek provided a loan to Atlantic in July 1995 in an aggregate principal amount of $125,000, bearing interest at the rate of 10% annually. This loan, together with $115,011 interest accrued on that loan and on the Stockholder Loans (from July 1, 1995 until the conversion of the Stockholder Loans into shares of Common Stock), was repaid on January 15, 1996 from the proceeds of Atlantic's initial public offering.

      Joseph Stevens & Company, Inc. ("Joseph Stevens"), a principal stockholder of Atlantic, was the underwriter in Atlantic's initial public offering. In connection with the initial public offering, Joseph Stevens and Atlantic entered into an Underwriting Agreement. In connection with a bridge financing that occurred shortly before the initial public offering, Joseph Stevens acted as placement agent and received fees and expenses totaling $195,000. In addition, Atlantic granted Joseph Stevens, for nominal consideration, a warrant (the "Joseph Stevens Warrant") exercisable for 165,000 units (each, a "Unit"), the security issued by Atlantic in its initial public offering, each Unit consisting of one share of Common Stock and a redeemable warrant exercisable for one share of Common Stock. The Joseph Stevens Warrant is exercisable until December 13, 2000 at an exercise price of $6.60 per Unit. In addition, Atlantic and Joseph Stevens entered into a Financial Advisory and Consulting Agreement and related Indemnity Agreement pursuant to which Atlantic paid Joseph Stevens a monthly consulting fee of $2,000 (which obligation terminated on December 18, 1997) and agreed to pay Joseph Stevens additional consideration in the event Joseph Stevens assists Atlantic in connection with certain financing or strategic transactions.

      On April 15, 1996 Atlantic entered into a letter agreement with Paramount. Dr. Rosenwald is the President, Chairman and sole stockholder of Paramount. Pursuant to this letter agreement, Paramount agreed to render financial advisory services to Atlantic and Atlantic agreed to compensate Paramount for those services by paying Paramount a retainer of $5,000 per month, issuing a warrant to Paramount's designee to purchase 25,000 shares of Common Stock at an exercise price of $10.00 per share, and paying Paramount additional consideration in the event Paramount assisted Atlantic in connection with certain financing or strategic transactions. Pursuant to the terms of the letter agreement, (1) upon the renewal of the term of the letter agreement, Atlantic issued a warrant to Paramount's designee exercisable for 25,000 shares of Common Stock at an exercise price of $8.05 and (2) upon the consummation of a financing transaction, Atlantic paid $76,438 to Paramount and issued a warrant to Paramount's designee exercisable for 12,500 shares of Common Stock at an exercise price of $6.73 per share. The term of the letter agreement has expired.

      On June 24, 1996, Atlantic, Paramount and a second financial advisor (Paramount and the second financial advisor are collectively referred to as the "Financial Advisor") entered into a Financial Services Agreement pursuant to which the Financial Advisor agreed to render financial advisory services. Pursuant to the agreement, Atlantic paid the Financial Advisor a $30,000 retainer and agreed to pay additional consideration in the event the Financial Advisor assisted Atlantic in connection with certain financing or strategic transactions. The term of this Financial Services Agreement has expired, although Atlantic may be obligated to pay fees to the Financial Advisor in the event certain financing or strategic transactions are consummated pursuant to the terms of the Financial Services Agreement.

      Effective February 26, 1997, Atlantic and Paramount entered into a letter of intent whereby Paramount agreed to act as placement agent for Atlantic in connection with the private placement of Series A Preferred Stock (the "Private Placement"). Thereafter, Atlantic entered into an agreement (the "Placement Agreement") with Paramount, pursuant to which Atlantic agreed to pay Paramount, for its services, compensation in the form of (i) cash commissions equal to 9% of the gross proceeds from the sale of the Series A Preferred Stock issued in the Private Placement and (ii) a non-accountable expense allowance equal to 4% of the gross proceeds from the sale of the Series A Preferred Stock. In addition, upon the final closing date of the sale of the Series A Preferred Stock, Atlantic sold to Paramount and/or its designees, for $0.001 per warrant, warrants exercisable for an aggregate of 123,720 shares of Series A Preferred Stock, at an exercise price of $11.00 per share of Series A Preferred Stock. These warrants are exercisable for 10 years and contain certain antidilution provisions. Under the Placement Agreement, Atlantic has agreed to indemnify Paramount against certain liabilities, including liabilities under the Securities Act.

      In connection with the Private Placement, Atlantic has committed to enter into an advisory agreement (the "Placement Advisory Agreement") with Paramount pursuant to which Paramount will act as Atlantic's non-exclusive financial advisor, in return for which it will receive (i) a monthly retainer of $4,000 commencing June 1, 1997 (with a minimum engagement of 24 months), (ii) out-of-pocket expenses incurred in connection with services performed under the Placement Advisory Agreement and (iii) standard success fees in the event Paramount assists Atlantic in connection with certain financing and strategic transactions. Paramount has agreed that, in the event it is entitled to compensation under the letter agreement dated April 15, 1996 or the Financial Services Agreement dated June 24, 1996, each described above, and the Placement Advisory Agreement, it will seek payment under only one of the agreements.

      All transactions between Atlantic and its officers, directors, principal stockholders and their affiliates are approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors. Atlantic believes that all of the transactions set forth above were made on terms no less favorable to Atlantic than could have been obtained from unaffiliated third parties.

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Atlantic's officers, directors and persons who are the beneficial owners of more than 10% of Atlantic's Common Stock to file initial reports of ownership and reports of changes in ownership of the Common Stock with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% stockholders are required by Commission regulations to furnish Atlantic with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms furnished to Atlantic and certain written representations that no other reports were required, Atlantic believes that, during the period from January 1, 1998 to December 31, 1998, all officers, directors and beneficial owners of more than 10% of Atlantic's Common Stock complied with all Section 16(a) requirements, except that each of Dr. Rosenwald and Dr. Fildes was late filing a Form 3, Dr. Rosenwald has not filed a Form 4 in connection with his transfer of certain shares of Common Stock, and Dr. Miller was late filing a Form 5.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information known to Atlantic with respect to the beneficial ownership of Common Stock as of August __, 1999, by
(i) all persons who are beneficial owners of 5% or more of Atlantic's Common Stock, (ii) each director and nominee, (iii) the Named Officers in the Summary Compensation Table above and (iv) all directors and executive officers as a group. Atlantic does not know of any person who beneficially owns more than 5% of the Series A Preferred Stock, other than Union d'Etudes et d'Investissements, which owns 56,662 shares of Series A Preferred Stock, or 8.13% of the Series A Preferred Stock, and none of Atlantic's directors or the Named Officers owns any shares of Series A Preferred Stock. Consequently, the following table does not contain information with respect to the Series A Preferred Stock.

        The number of shares beneficially owned is determined under rules promulgated by the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of August 9, 1999, through the exercise or conversion of any stock option, convertible security, warrant or other right. The inclusion in the table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity. The Common Stock represented here includes the Common Stock that the beneficial holders would directly possess if they converted all shares of Series A Preferred Stock held by them.

                                      NUMBER OF         PERCENT OF TOTAL SHARES
NAME AND ADDRESS                       SHARES                OUTSTANDING(1)

CERTAIN BENEFICIAL HOLDERS:

Lindsay A. Rosenwald, M.D.(2)          519,803                   10.5%
787 7th Avenue
New York, NY 10019

VentureTek, L.P.(3)                    438,492                    9.2%
39 Broadway
New York, NY 10006

Joseph Stevens & Company Inc.(4)       330,000                    6.5%
33 Maiden Lane, 8th floor
New York, NY 10038

MANAGEMENT:

John D. Lindjord(5)                    280,000                    5.5%

Stephen R. Miller, M.D.(5)             119,969                    2.5%

Margaret A. Schalk(5)                   99,979                    2.1%

John K.A. Prendergast, Ph.D.(6)        41,553                     *

Shimshon Mizrachi(5)                   47,500                     *

Robert A. Fildes, Ph.D.(5)             20,333                     *

Yuichi Iwaki, M.D., Ph.D.(5)           14,000                     *

A. Joseph Rudick, M.D.(5)              10,000                     *

Frederic P. Zotos, Esq.(5)             10,000                     *

Steve H. Kanzer, C.P.A., Esq.(7)        6,121                     *

All current executive
officers and directors as
a group (5 persons)                    87,621                     1.8%


------------------

*       Less than 1.0%

(1) Percentage of beneficial ownership is calculated assuming 4,774,121 shares of Common Stock were outstanding on August 9, 1999. Beneficial ownership is determined in accordance with the rules of the Commission and includes voting and investment power with respect to shares of Common Stock.

(2) Includes 344,508 shares of Common Stock and 174,915 shares of Common Stock issuable upon conversion of 53,491 shares of Series A Preferred Stock issuable pursuant to a warrant exercisable within 60 days of August 9, 1999. Also includes 190 shares of Common Stock held by June Street Corporation and 190 shares of Common Stock held by Huntington Street Corporation. Dr. Rosenwald is the sole proprietor of both June Street Corporation and Huntington Street Corporation.

(3) The general partner of VentureTek, L.P. is Mr. C. David Selengut. Mr. Selengut may be considered a beneficial owner of shares owned by VentureTek, L.P. by virtue of his authority as general partner to vote and dispose of those shares. VentureTek, L.P. is a limited partnership, the limited partners of which include Dr. Rosenwald's wife and children, and sisters of Dr. Rosenwald's wife and their husbands and children. Dr. Rosenwald disclaims beneficial ownership of those shares.

(4) Represents shares of Common Stock underlying a warrant exercisable within 60 days of August 9, 1999, for shares of Common Stock and securities convertible into Common Stock. Does not include any units, shares of common stock or redeemable warrants that may be held in the market-making account. Mr. Joseph Sorbara and Mr. Steven Markowitz, each of whom is a controlling shareholder, director and officer of Joseph Stevens, own beneficially the shares of Common Stock owned benefically by Joseph Stevens.

(5)     Represents options exercisable within 60 days of August 9, 1999.

(6) Includes 53 shares of Common Stock held in trust for the benefit of the children of Dr. Prendergast. Dr. Prendergast disclaims beneficial ownership of such shares. Includes 34,000 shares of Common Stock underlying options exercisable within 60 days of August 9, 1999. Includes 37,500 shares of Common Stock underlying a warrant exercisable within 60 days of March 16, 1999.

(7) Includes 6,000 shares of Common Stock underlying options exercisable within 60 days of August 9, 1999.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Under the present rules of the Commission, the deadline for stockholders to submit proposals to be considered for inclusion in Atlantic's Proxy Statement for the next year's Annual Meeting of Stockholders is expected to be June , 1999. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission.


                                   FORM 10-KSB

      Atlantic filed a Form 10-KSB for the year ended December 31, 1998 with the Commission. A copy of this Form 10-KSB has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-KSB is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Stockholders may obtain additional copies of this report, without charge, by writing to Investor Relations, Atlantic Pharmaceuticals, Inc., 1017 Main Campus Drive, Suite 3900, Raleigh, North Carolina 27606.

                                  OTHER MATTERS

      Atlantic knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                                                      THE BOARD OF DIRECTORS
Dated: August __, 1999

                                                                     Exhibit A

                                 SECTION 6(C) OF
                       THE CERTIFICATE OF DESIGNATIONS OF
                     SERIES A CONVERTIBLE PREFERRED STOCK OF
                         ATLANTIC PHARMACEUTICALS, INC.

               6.     Voting Rights.

               (b) Class  Voting  Rights.  In addition to any vote  specified in
Section 6(a), so long as at least 50% of the shares of Series A Preferred Stock (including those shares of Series A Preferred Stock issued or issuable upon the exercise of the warrants issued to Paramount Capital, Inc., the placement agent in connection with the offer and sale of the Series A Preferred Stock) shall be outstanding, the affirmative vote or consent of the holders of at least 66.67% of all outstanding Series A Preferred Stock voting separately as a class shall be necessary to permit, effect or validate any one or more of the following: (i) the amendment, alteration or repeal of any provision of the Certificate of Incorporation or the Bylaws of the Corporation so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Series A Preferred Stock, (ii) the declaration or payment of any dividend or distribution on any securities of the Corporation other than the Series A Preferred Stock pursuant to and in accordance with the provisions of this Certificate of Designations, or the authorization of the repurchase of any securities of the Corporation, (iii) the issuance of any debt securities or the incurrence of indebtedness for borrowed money in excess of $1,000,000, provided, however, that any issuance of debt securities or incurrence of indebtedness for borrowed money in excess of $500,000 shall be approved by a supermajority of the Board of Directors of the Corporation, (iv) the authorization, issuance or increase of any security ranking prior to, or on a parity with, the Series A Preferred Stock (A) upon a Liquidation Event, (B) with respect to the payment of any dividends or distributions or (C) with respect to voting rights (except for class voting rights required by law), (v) the approval of any liquidation, dissolution or sale of substantially all of the assets of the Corporation, (vi) the approval of the incorporation of any subsidiary company or (vii) the approval of any transactions between the Corporation and its affiliates (other than transactions between the Corporation and its subsidiaries in the ordinary course of business). The vote as contemplated herein shall specifically not be required for (x) issuances of Common Stock, (y) the authorization, issuance or increase in the amount of the Series A Preferred Stock prior to the Final Closing Date or (z) any consolidation or merger of the Corporation with or into another corporation in which the corporation is not the surviving entity, a sale or transfer of all or part of the Corporation's assets or cash, securities or other property, or a compulsory share exchange.

                         ATLANTIC PHARMACEUTICALS, INC.
                                      PROXY

               ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 23, 1999

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                         ATLANTIC PHARMACEUTICALS, INC.

      The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held September 23, 1999 and the Proxy Statement and appoints Dr. A. Joseph Rudick and Mr. Shimshon Mizrachi, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Atlantic Pharmaceuticals, Inc. ("Atlantic") that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of Atlantic to be held at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, New York, New York 10022, on September 23, 1999 at noon Eastern Daylight Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present at the Annual Meeting. The shares represented by this Proxy shall be voted in the manner set forth below.

      1. To elect four directors to serve on the Board of Directors for the ensuing year and until their respective successors are duly elected and qualified:

                                          To withhold authority to vote for any
                                          nominees, enter their name or names
                                          below:
A. Joseph Rudick, M.D.           |_|      _________________________________
Yuichi Iwaki, M.D., Ph.D.        |_|      __________________________________
Steve H. Kanzer, C.P.A., Esq.    |_|      __________________________________
Frederic P. Zotos, Esq.          |_|      __________________________________

      2. To ratify the Board of Director's selection of KPMG Peat Marwick LLP to serve as Atlantic's independent auditors for the year ending December 31, 1999;

                      FOR  |_|       AGAINST  |_|                ABSTAIN  |_|

      3. To approve amending Atlantic's Certificate of Incorporation by amending clause (vii) of Section 6(b) of the Certificate of Designations of Series A Convertible Preferred Stock of Atlantic so as to exempt from its scope transactions between Atlantic and its directors and executive officers;

                      FOR  |_|       AGAINST  |_|                ABSTAIN  |_|

      4. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

                      FOR  |_|       AGAINST  |_|                ABSTAIN  |_|

      The Board of Directors recommends a vote in favor of each of the directors listed above and a vote in favor of the other proposals. This Proxy, when properly executed, will be voted as specified above. If no direction is made, this Proxy will be voted in favor of the election of the directors listed above and in favor of the other proposals.

      Please print the stockholder name exactly as it appears on this Proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.


                                          ------------------------------
                                          (Print name)


                                          ------------------------------
                                          (Authorized Signature)


                                          Date:
                                               -------------------------

                         ATLANTIC PHARMACEUTICALS, INC.
                                      PROXY
               ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 23, 1999

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                         ATLANTIC PHARMACEUTICALS, INC.

      The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held September 23, 1999 and the Proxy Statement and appoints Dr. A. Joseph Rudick and Mr. Shimshon Mizrachi, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Preferred Stock of Atlantic Pharmaceuticals, Inc. ("Atlantic") that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of Atlantic to be held at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, New York, New York 10022, on September 23, 1999 at noon Eastern Daylight Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present at the Annual Meeting. The shares represented by this Proxy shall be voted in the manner set forth below.

      1. To elect four directors to serve on the Board of Directors for the ensuing year and until their respective successors are duly elected and qualified:

                                          To withhold authority to vote for any
                                          nominees, enter their name or names
                                          below:
A. Joseph Rudick, M.D.           |_|      _________________________________
Yuichi Iwaki, M.D., Ph.D.        |_|      __________________________________
Steve H. Kanzer, C.P.A., Esq.    |_|      __________________________________
Frederic P. Zotos, Esq.          |_|      __________________________________

      2. To ratify the Board of Director's selection of KPMG Peat Marwick LLP to serve as Atlantic's independent auditors for the year ending December 31, 1999;

                      FOR  |_|       AGAINST  |_|                ABSTAIN  |_|

      3. To approve amending Atlantic's Certificate of Incorporation by amending clause (vii) of Section 6(b) of the Certificate of Designations of Series A Convertible Preferred Stock of Atlantic so as to exempt from its scope transactions between Atlantic and its directors and executive officers;

                      FOR  |_|       AGAINST  |_|                ABSTAIN  |_|

      4. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

                      FOR  |_|       AGAINST  |_|                ABSTAIN  |_|

      The Board of Directors recommends a vote in favor of each of the directors listed above and a vote in favor of the other proposals. This Proxy, when properly executed, will be voted as specified above. If no direction is made, this Proxy will be voted in favor of the election of the directors listed above and in favor of the other proposals.

      Please print the stockholder name exactly as it appears on this Proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.


                                          ------------------------------
                                          (Print name)


                                          ------------------------------
                                          (Authorized Signature)


                                          Date:
                                               -------------------------